MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2000-2
June 1, 2002 through June 30, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					1,070,509,928.25
B.	Level Pay Pool Balance of the Initial Rec		963,462,283.36
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		107,047,644.89
D.	Notes
	1.	Class A-1
		a.	Initial Balance				125,000,000.00
		b.	Note Interest Rate			6.72813%
		c.	Noteholders' Final Sched Pmt Date	15-Aug-01
	2.	Class A-2
		a.	Initial Balance				300,000,000.00
		b.	Note Interest Rate			6.7200%
		c	Noteholders' Final Sched Pmt Date	15-Jul-03
	3.	Class A-3
		a.	Initial Balance				260,000,000.00
		b.	Note Interest Rate			6.7800%
		c.	Noteholders' Final Sched Pmt Date	15-Oct-04
	4.	Class A-4
		a.	Initial Balance				174,467,000.00
		b.	Note Interest Rate			6.8600%
		c.	Noteholders' Final Sched Pmt Date	15-Jun-05
	5.	Class B
		a.	Initial Balance				65,339,000.00
		b.	Note Interest Rate			7.4200%
		c.	Noteholders' Final Sched Pmt Date	15-Aug-05
E.	Certificates Initial Balance				80,418,606.00
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		6.760%
H.	Wtd Avg Original Term to Maturity  (WAOM) of the
	Initial Rec						54.96 months
I.	Wtd Avg Remaining Term to Maturity (WAM) of the
	Initial Rec						53.32 months
J.	Number of Initial Receivables				49,424
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					1.00%
	2.	Reserve Account Deposit on the Closing Date	10,052,246.06
	3.	Specified Reserve Balance Percentage		2.25%
	4.	Specified Reserve Balance Amount		22,617,553.64
L.	Yield Supplement Account Deposit on the Closing Date	6,860,752.89
M.	Yield Supplement Over Collateralization Balance
	on Closing Date						65,285,322.65
N.	Adjusted Principal Balance of Initial Receivables	1,005,224,606.00

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					568,290,517.76
B.	Level Payment Pool Balance				475,577,976.93
C.	Last Scheduled Payment Pool Balance			92,712,540.83
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		222,940,428.69
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		174,467,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		65,339,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					80,418,606.00
F.	Reserve Account Balance					16,382,594.66
G.	Yield Supplement Account Balance			0.00
H.	Payahead Account Balance				382,132.31
I.	Yield Supplement Over Collatralization Balance 		25,125,483.07
J.	Deferred Receivables					0.00
K.	Cumulative Losses for All Prior Periods			28,403,481.78
L.	Weighted Average Coupon (WAC)				6.514%
M.	Weighted Average Remaining Term to Maturity  (WAM) 	35.31
N.	Number of Contracts					37,484
O.	Total Subsequent Receivables Sold as of
	Related Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			1,299,017.42
	2.	Prepayments in Full				283,359.47
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		1,495,172.04
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				7,782.97
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			17,592.62
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				16,625,258.78
	2.	Collected Principal				16,622,065.02
	3.	Collected Interest				2,765,255.50
	4.	Repurchased Receivables Principal 		144,766.19
	5.	Repurchased Receivables Interest		1,126.72
E.	Simple Interest Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal				647,291.45
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity		647,291.45
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			0.00
	2.	Specified Yield Supplement Account Balance	0.00
G.	Yield Supplement Over Collateralization			23,559,958.34
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				216,253.38
		b.	Payments Due Prior to Cutoff Date
			on Subsequent Receivables Sold
			This Period				0.00
		b.	Current Month Actuarial Advances 	117,496.41
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to
			Cutoff Date)				54,812.28
		d.	Ending Actuarial Advances (or
			payments due prior to
			Cutoff Date)				278,937.51
	2.	Precomputed Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				7,047.55
		b.	Current Month Last Scheduled
			Payment Advances			0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				7,047.55
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				4,609.55
		b.	Current Month Last Scheduled
			Payment Advance				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				4,609.55
	4.	Net Servicer Advances 				62,684.13
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					(81,206.78)
	2.	Payahead Balance of Loans Defaulted this
		Period						1,542.34
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold This  Period	0.00
	4.	Ending Payahead Balance 			300,925.53
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)	6.524%
L.	Weighted Average Remaining Maturity (WAM)		34.43
M.	Remaining Number of Receivables				36,851
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	1155 	3.13%		19,966,809.76 	3.65%
	2.	60-89 Days
		Delinquent	257 	0.70%		4,803,564.55 	0.88%
	3.	90 Days or more
		Delinquent	157 	0.43%		2,872,830.74 	0.53%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	81 				1,074,268.00
	2.	Loans Defaulted During
		the Month	140
	3.	Level Payment Principal Balance of
		Defaulted Receivables				2,105,570.25
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				498,544.71
	5.	Level Payment Liquidation Proceeds		556,816.12
	6.	Last Scheduled Payment Liquidation Proceeds	13,451.02
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables				848,086.40
P.	Pool Balances
	1.	Total Pool Balance				546,669,116.88
	2.	Level Pay Pool Balance				455,120,004.82
	3.	Last Scheduled Payment Pool Balance		91,549,112.06
	4.	Deferred Receivables				0.00
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			18,946.46
B.	Collection Account Investment Income			26,744.47
C.	Payahead Account Investment Income			448.84
D.	Yield Supplement Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			1,495,172.04
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			16,622,065.02
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			2,765,255.50
								20,882,492.56

B.	Last Scheduled Payment Principal
	Collections (Excluding Repurchases)			655,074.42
C.	Net Change in Payahead Account Balance 			81,206.78
D.	Net Liquidation Proceeds and Recoveries Received 	1,418,353.54
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					145,892.91
F.	Exclusion of Rule of 78's Payments 			0.00
G.	Net Servicer Advances/(Reimbursements) 			62,684.13
H.	Yield Supplement Amount 				0.00
I.	Available Funds						23,245,704.34

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			20,055,876.15
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		20,055,876.15
B.	Total Required Payment
	1.	Total Servicing Fee  				473,575.43
	2.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				0.00
		c. 	Class A-3 				1,259,613.42
		d.	Class A-4				997,369.68
		e.	Class B 				404,012.82
		f.	Total Accrued Note Interest		2,660,995.92
	3.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3				20,055,876.15
		d.	Class A-4				0.00
		e.	Class B 				0.00
		f.	Total Principal Distribution Amount	20,055,876.15
	4.	Total Required Payment 				23,190,447.50
	5.	Available Funds					23,245,704.34
	6.	Reserve Account TRP Draw Amount			0.00
	7.	Total Available Funds				23,190,447.50
C.	Current Period Payments
	1.	Servicing Fee paid				473,575.43
	2.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				1,259,613.42
		d.	Class A-4				997,369.68
		e.	Class B					404,012.82
		f.	Total Interest Paid			2,660,995.92
	3.	Remaining Available Funds			20,055,876.15
	4.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				20,055,876.15
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Payments		20,055,876.15
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		16,382,594.66
	3.	Plus: Reserve Account Investment Income		18,946.46
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		0.00
	6.	Reserve Account Balance before Deposit
		to Reserve Account				16,401,541.12
	7.	Specified Reserve Account Balance		22,617,553.64
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		6,216,012.52
	9.	Funds Available for Deposit to
		Reserve Account					55,256.84
	10.	Amount Deposited to Reserve Account		55,256.84
	11.	Reserve Account Investment Income
		Released to Seller				0.00
	12.	Ending Reserve Account Balance			16,456,797.96
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00
G.	Total Distributions					23,245,704.34

VII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	568,290,517.76 		546,669,116.88
	2.	Total Pool Factor	0.5308596		0.5106624
	3.	Level Pmt Pool Bal	475,577,976.93 		455,120,004.82
	4.	Level Pmt Pool Factor	0.4936135		0.4723797
	5.	Last Sched Pmt
		Pool Bal		92,712,540.83 		91,549,112.06
	6.	Note Balance
		a.	Class A-1 	0.00 			0.00
		b.  	Class A-2 	0.00 			0.00
		c. 	Class A-3 	222,940,428.69 		202,884,552.54
		d.	Class A-4	174,467,000.00 		174,467,000.00
		e.	Class B		65,339,000.00 		65,339,000.00
		e.	Total		462,746,428.69 		442,690,552.54
	7.	Pool Factor
		a.	Class A-1 	0.0000000		0.0000000
		b.  	Class A-2 	0.0000000		0.0000000
		c. 	Class A-3 	0.8574632		0.7803252
		d.	Class A-4	1.0000000		1.0000000
		e.	Class B		1.0000000		1.0000000
	8.	Certificate Balance	80,418,606.00 		80,418,606.00
	9.	Certificate Pool
		Factor			1.0000000		1.0000000
	10.	Total Note and
		Certificate Balance	543,165,034.69		523,109,158.54
	11.	Yield Supplement Over
		Collatralization	25,125,483.07		23,559,958.34

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		6.514% 			6.524%
	2.	Wtd Avg Remaining Term
		to Maturity of
		Portfolio (WAM) 	35.31 			34.43
	3.	Remaining Number
		of Receivables		37,484 			36,851


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			2,032,305.48
B.	Realized Losses for Collection Period
	Less Recoveries						1,184,219.08
C.	Cumulative Losses for all Periods  			29,587,700.86
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	1155 	3.13%		19,966,810	3.65%
	2.	60-89 Days
		Delinquent	257 	0.70%		4,803,565	0.88%
	3.	90 Days or more
		Delinquent	157 	0.43%		2,872,831	0.53%
	4.	Vehicles Repossessed
		During Collection
		Period		81 	0.22%		1,074,268


IX.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		5.00%
	2.	Preceding Collection Period			4.11%
	3.	Current Collection Period 			4.29%
	4.	Three Month Average 				4.47%

B.	Annualized Net Loss					2.50%

C.	Ratio of Balance of Contracts Delinquent
	60 Days or More to the Pool Balance as of the End
	of the Collection Period.
	1.	Second Preceding Collection Period		1.20%
	2.	Preceding Collection Period			1.16%
	3.	Current Collection Period 			1.35%
	4.	Three Month Average 				1.23%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			22,955,920.52
	2.	Yield Supplement Amount from MMCA		0.00
	3.	Net Servicer Advances (if positive) 		62,684.13
	4.	Reserve Account Draw for Total
		Required Payment 				0.00
	5.	Deposit from Payahead Account  			81,206.78
	6.	Collection Account Investment Income  		26,744.47
	7.	Total Transfers Into Collection Account		23,126,555.90
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			473,575.43
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				0.00
		d.	Less:  Total Principal and
			Interest on Repurchases (Netted
			from Amounts Due Servicer) 		(145,892.91)
		e.	Total To Servicer (Net of
			Total Repurchases)			327,682.52

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)			22,716,872.07
	3.	Deposit to Payahead Account 			0.00
	4.	Deposit to Reserve Account 			55,256.84
	5.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	26,744.47
		c.	Total to Certificate
			Distribution Account			26,744.47
	6.	Total Transfers from Collection Account		23,126,555.90

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			16,382,594.66
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	55,256.84
	2.	Reserve Account Investment Income 		18,946.46
	3.	Total Transfers Into Reserve Account		74,203.30
C.	Total Transfers In and Beginning Balance		16,456,797.96
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		0.00
	3.	Reserve Account Investment Income to
		Seller (MART)  					0.00
	4.	Total Transfers From Reserve Account		0.00
E.	Ending Balance						16,456,797.96
F.	Total Distributions and Ending Balance			16,456,797.96

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			382,132.31
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 	0.00
	2.	Payahead Account Investment Income 		448.84
	3.	Transfer from Pre-Funding Account
		for Subsequent Receivables			0.00
	4.	Total Transfers Into Payahead Account		448.84
C.	Total Transfers In and Beginning Balance		382,581.15
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	81,206.78
	2.	Transfer Investment Income to Servicer 		448.84
	3.	Total Transfers From Payahead Account		81,655.62
E.	Payahead Account Ending Balance 			300,925.53
F.	Total Distributions and Ending Balance			382,581.15

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		0.00
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	0.00
	2.	Total Transfers Into Yield Supplement Account	0.00
C.	Total Transfers and Beginning Balance  			0.00
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	0.00
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	0.00
	4.	Total Transfers From Yield Supplement Account	0.00
E.	Specified Yield Supplement Account Ending Balance 	0.00
F.	Total Distributions and Ending Balance			0.00

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from
		Collection Account				22,716,872.07
	2.	Total Transfers Into Note Payment Account	22,716,872.07
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				21,315,489.57
		d.	Class A-4				997,369.68
		e.	Class B					404,012.82
		f.	Total Payments to Noteholders		22,716,872.07
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			22,716,872.07

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from
		Collection Account				0.00
	2.	Collection Account Investment Income		26,744.47
	3.	Total Transfers into Certificate
		Distribution Account				26,744.47
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			26,744.47
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			26,744.47

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				22,716,872.07
	2.	To Servicer (MMCA) 				327,682.52
	3.	To Payahead Account				0.00
	4.	To Reserve Account 				55,256.84
	5 	To Certificate Distribution Account		26,744.47
	6.	Total Distributions From Collection Account	23,126,555.90

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account

C.	Distributions From Payahead Account
	1.	To Collection Account				81,206.78
	2.	Investment Income to Servicer (MMCA) 		448.84
	3.	Total Distributions From Payahead Account	81,655.62

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		0.00
	3.	Reduction in Specified Yield
		Supplement Account Balance to
		Seller (MART)					0.00
	4.	Total Distributions From Yield
		Supplement Account				0.00

E.	Total Distributions From All Accounts			23,208,211.52
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account				22,716,872.07
	2.	Servicer (MMCA)					328,131.36
	3.	Seller (MART)					0.00
	4.	Collection Account 				81,206.78
	5.	Certificate Distribution Account		26,744.47
	6.	Reserve Account					55,256.84
	7.	Payahead Account				0.00
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		23,208,211.52